Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

I, Brian F. Lavin, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     To the best of my knowledge and belief, the annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2003, by the NTS Mortgage Income Fund and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the NTS Mortgage Income Fund.

     A signed original of this written statement required by Section 906 has been provided to the NTS Mortgage Income Fund and will be retained by the NTS Mortgage Income Fund and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Brian F. Lavin

President and Director of the NTS Mortgage Income Fund